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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 17, 2003 (July 16, 2003)



                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



                 1-983                                     25-0687210
        (Commission File Number)               (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                   46545-3440
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:       574-273-7000

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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on July 16, 2003 announcing a settlement agreement regarding medical benefits and life insurance coverage for salaried non-represented retirees.

A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1   Press release dated July 16, 2003.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL STEEL CORPORATION

Date: July 17, 2003                          By: /s/ Kirk A. Sobecki
                                                -----------------------------
                                                 Kirk A. Sobecki
                                                 President